SUBJECT TO THE *CANADA BUSINESS CORPORATIONS ACT*

Certificate Number	Class (and Series)	Date of Issue	Number of Shares
	Series 1 Preferred	__________, 2018	

TRANSFER OF THESE SHARES IS RESTRICTED

THIS CERTIFIES THAT is the registered holder of the above described fully paid shares in the capital of:

XENON PHARMACEUTICALS INC.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE RIGHTS, PRIVILEGES, RESTRICTIONS OR CONDITIONS ATTACHED THERETO AND THE CORPORATION WILL FURNISH A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, WITH A FULL COPY OF THE TEXT OF (i) THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED AND TO EACH SERIES IN SO FAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS; AND (ii) THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE .

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized signatory on ____________________, 2018.

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Signature

Director/Officer ______________________________

For value received, the undersigned transferor(s) hereby sell(s), assign(s) and transfer(s) unto

____

(print name(s) of transferee(s) to whom the shares represented by this certificate are being transferred and the address for the register)

____

____

______________________ ______________________________________ shares

(number of shares) (class of shares)

registered in the name(s) of ____

(name(s) of the registered holder(s) as they appear on the certificate)

on the register of ____

(name of the issuing company as it appears on the certificate)

and represented by certificate number: ______________________ and hereby irrevocably constitutes and appoints

(number printed on the face of the certificate)

the transferee the attorney of the undersigned to transfer the said shares with full power of substitution in this matter.

Dated: ______________________

Signature(s) of Transferor(s) or Legal Representative(s)

____

Signature of witness

____

Name of witness

____

Signature

____

Signature

For transfers signed by the registered holder(s), the signature(s) must correspond with the name(s) on the certificate.